Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Northern Oil and Gas, Inc., (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), the undersigned, Michael Reger, Chief Executive Officer and Director of the Company, and Ryan Gilbertson, Chief Financial Officer and Director certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	August 14, 2007	By:	/s/Michael Reger
Michael Reger, Chief Executive Officer and Director

Date:	August 14, 2007	By:	/s/Ryan Gilbertson
Ryan Gilbertson, Chief Financial Officer and Director